UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

Kohlberg Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 MADISON AVENUE NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 455-8300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Kohlberg Capital Corporation (the “Company”) held its Annual Meeting of Shareholders on July 22, 2010 (the “Annual Meeting”) for which proxies were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.  The following matters were voted on by the Company’s stockholders:

C. Turney Stevens and Gary Cademartori were elected as Class I directors to each serve for a three-year term.  The results of the vote were as follows:

Nominee	Total votes for	Total votes withheld	Broker non-votes
C. Turney Stevens	10,245,968	189,577	9,112,961
Gary Cademartori	9,318,041	1,117,504	9,112,961

The other directors continuing to serve after the Annual Meeting were:  Class II directors – Albert G. Pastino, C. Michael Jacobi and Samuel P. Frieder (terms expiring in 2011); and Class III Directors – Christopher Lacovara and Dayl W. Pearson (terms expiring in 2012).

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the current year was ratified.  The results of the vote were as follows:

Total votes for	Total votes against	Total votes abstained
19,396,461	114,974	37,071

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kohlberg Capital Corporation
(Registrant)

July 30, 2010	/s/ Michael I. Wirth
(Date)	Michael I. Wirth
Chief Financial Officer